SCHEDULE 14A
	(Rule 14a-101)

	INFORMATION REQUIRED IN PROXY STATEMENT
	SCHEDULE 14A INFORMATION
	Proxy Statement Pursuant to Section 14(a) of the Securities
	Exchange Act of 1934
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/___/     Definitive Additional Materials
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/___/     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


	DRIVER-HARRIS COMPANY
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	(Name of Registrant as Specified in Its Charter)

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	(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DRIVER-HARRIS COMPANY
308 MIDDLESEX STREET
HARRISON, NEW JERSEY 07029

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held May 28, 1997



TO THE STOCKHOLDERS:


The annual meeting of the stockholders of Driver-Harris Company will be held at the office of the Company, 308 Middlesex Street, Harrison, New Jersey, on Wednesday,May 28, 1997 at 11:00 A.M., for the purpose of:

1.	Electing four directors;

2.	Transacting any and all other business that may properly come before the
 			meeting.

The transfer books will not be closed for the Annual Meeting. Only stockholders of record at the close of business on April 30, 1997 will be entitled to vote at the meeting.


By Order of the Board of Directors:




LAVINIA Z. EMERY
Secretary


Harrison, New Jersey
May  2, 1997


It is important that your stock be represented at this meeting. If you are not able to be present at the meeting, please sign and date the enclosed proxy and mail it in the enclosed envelope. Because of the work necessary to prepare for the meeting, the immediate return of your proxy will be appreciated.

DRIVER-HARRIS COMPANY
(Incorporated in New Jersey)


P R O X Y     S T A T E M E N T

Annual Meeting of Stockholders to be held May 28, 1997


SOLICITATION AND REVOCABILITY OF PROXY


The accompanying proxy is solicited by order of the Board of Directors of Driver-Harris Company, 308 Middlesex Street, Harrison, New Jersey 07029, for use at the annual meeting of stockholders of the Company to be held on May 28, 1997 and any adjournment thereof. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders of this Company on or about May 2, 1997.

Execution of the Proxy will not in any way affect the stockholder's right to attend the meeting and vote in person. In addition, a proxy may be revoked by a stockholder at any time prior to being voted by giving written notice of such revocation to the Secretary of the meeting, or by filing with the Secretary another proxy bearing a later date.

The Company will bear the cost of solicitation of proxies and will reimburse persons holding stock in their names or those of their nominees for their expenses in sending soliciting material to their principals. In addition to the solicitation of proxies by use of the mails, proxies may also be solicited by regularly engaged employees of the Company by telephone, telegraph, cable and personal interview. It is not expected that any solicitation will be made by specially engaged employees of the Company or other paid solicitors.

VOTING SECURITIES

Only stockholders of record at the close of business on April 30, 1997 will be entitled to vote at the annual meeting. The Company has only one class of voting securities currently outstanding, its Common Stock, of which 1,338,171 shares were outstanding on May 1, 1997 the record date. Each stockholder is entitled to one vote for each share of stock held by him. The presence, in person or by proxy, of the holders of a majority of the outstanding shares is required for a quorum.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a) Ownership of shares of the Company's Common Stock by certain beneficial owners as of March 26, 1997

Name and Address				    Amount and Nature of  		Percent of
Of Beneficial Owner				 Beneficial Ownership		     Class
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Estate of Frank L. Driver Jr.				64,172*			       4.8
2 Delafield Street
Westhampton Beach, NY

Estate of Frank L. Driver III				66,662**		       5.0
98 Old Chester Road
Essex Fells, NJ

Gerhard Haase	               					120,400			      9.0
2306 West Roscoe
Chicago, IL

Mustapha Omar Dimachkie        				77,300			       5.8
Rue Mme. Curie
Dimachkie Bldg.
Beirut, Lebanon

Frank L. Driver IV	              	90,018***		        6.5
33 Birdseye Glen
Verona, NJ
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*	All shares held of record and beneficially.  As executor of the Estate of
Frank L.Driver Jr., David A. Driver, Chairman of Driver-Harris Company, holds voting rights to such shares.
**	All shares held of record.  Does not include 24,154 shares held by Corinne
Driver,his surviving spouse and the mother of Frank L. Driver IV, who disclaims any beneficial interest in these shares.  As co-executor of the
Estate of Frank L. Driver III, Frank L.Driver IV, Director and President,
holds voting rights to such shares.
***	Including 45,000 shares under options pursuant to the Driver-Harris
Employee Incentive Stock Option Plan, granted in 1990, 1991 and 1992, which are fully exercisable and 5,014 shares held in the Driver-Harris Staff 401-K Benefit account.

(b)	Security ownership of management as of  March 26, 1997:

                    Amount and Nature of   	Percent of
Title of Class				 Beneficial Ownership		     Class
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Driver-Harris Company
Common Stock			           263,872*			          19.08

*	Includes 45,000 shares under options pursuant to the Driver-Harris Employee
Incentive Stock Option Plan and 5,014 shares held in the Driver-Harris Staff
401-K Benefit account.

(c)	Management is not aware of any arrangement which may result in a change in control of the Company.

ELECTIONS OF DIRECTORS

Four Directors are to be elected at the meeting to hold office until the next annual meeting of the stockholders and until their respective successors shall be elected and qualified.

All duly executed proxies will be voted for the election of the four nominees named below unless, as is not anticipated, any one of the nominees is unable or declines to serve, in which case such proxies will be voted for the balance of the nominees and for substitute nominees, unless the Board deems it advisable to amend the By-Laws so as to decrease the number of directors to be elected. All nominees are presently directors of the Company.

The following table summarizes the principal occupations and business experience during the past five years, as well as certain other information as of March 26, 1997 for each nominee:

                                                     Company
              Principal Occupation			                Common          % of
               During Last Five 		                   Stock        Outstanding
               Years and other	        Director    Beneficially      Common
Name			Age	    Directorships		          Since         Owned(1)       Stock
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Ralph T.
Bartlett		 72 Certified Public Accountant.	1985	        600		             *
              Until 1984 a partner of Deloitte
              Haskins & Sells (now Deloitte
              & Touche ), NY

H. L.
Biggerstaff		70  Retired.  Until 1988,
                   President	              1980          2,500          		*
             Arwood Die Casting Division
             of Arwood Corp.

David A.
Driver		 58  Chairman of Board of Directors. 1977       39,220		        2.9
             President, Atlantic Alloys Inc.
             manufacturer of bi-metallic
             components for temperature
             control devices.

Frank L.
Driver IV	36	President and Chief           		1993	       90,018**	      6.5
             Executive Officer
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*      Denotes less than 1% of outstanding.
**    Includes 45,000 shares under options pursuant to the Driver-Harris
Employee Incentive Stock Option Plan and 5,014 shares included in the Driver-Harris Staff 401-K Benefit account.

(1)  On  March 26, 1997 all Directors of the Corporation as a group (4)
owned beneficially 263,172 shares or 19.03% of the outstanding Common Stock. This amount includes 45,000 shares granted to Frank L. Driver IV pursuant to the Driver-Harris Employee Incentive Stock Option Plan. Also, Frank L. Driver IV is co-executor of the estate of his father, Frank L. Driver III,
which owns 66,662 shares or 5.0% of the outstanding	common stock.  In
addition, David A. Driver is executor of the estate of his father, Frank L. Driver Jr., which owns 64,172 shares or 4.8% of the outstanding common stock.

The Company has an Audit Committee and a Compensation Committee, it does not have a Nominating Committee. The Audit Committee, which held two meetings during 1996, is responsible for the Company's audit and financial controls. Messrs.Ralph T. Bartlett and H. L. Biggerstaff are members of the Audit Committee.

The Compensation Committee met in March of 1996. Messrs. David A. Driver and H. L. Biggerstaff are members of the Committee.

The Board of Directors held five meetings during calendar 1996.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

	SUMMARY COMPENSATION TABLE

                                                 Long-Term
                             Annual             Compensation
                          Compensation	           Awards
                                         Securities Underlying 	 All Other
Name and Principal
Position	           Year     Salary           Options/SARs    Compensation(c)
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                              ($)                (#)
Frank L. Driver IV		1996	      100,500(a)	       	0		             	10,731
   President	     		1995	      104,000(b)	        0             			 9,200

(a) Annual base salary, however, also received $12,000 deferred 1995 compensation during this period.
(b)  Annual base salary, however, $12,000 was deferred until 1996.
(c) Amount represents the Company's portion of contributions to a 401(k) plan.

	OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

None.

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTIONS/SAR VALUES

                             Number of
                            Securities                 	Value of
                            Underlying	               Unexercised
                           Unexercised	               In-the-Money
                          Options/SARs at	           Options/SARs at
                             FY-End(#)                      FY-End($)
                         --------------------         ---------------------
        Shares Acquired		  Exercisable(E)/             Exercisable(E)/
Name			  On Exercise(#)		  Unexercisable(U)             Unexercisable(U)
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Exercisable options:
Frank L.
Driver IV     None      			   45,000(E)                       --

PENSION PLANS

On November 21, 1986, the Company entered into a compensation agreement with Frank L. Driver III, under which Mr. Driver or his spouse would receive an annual payment of $50,000 for a period of fifteen years after Mr. Driver's retirement or death. On November 20, 1995, the Board of Directors approved changing the period to twenty years and the addition of a contingent payment to this agreement whereby in years where the profit of the Company exceeds $500,000 before income taxes and before this payment, the $50,000 amount will be supplemented by an amount based on a formula encompassing total retirement payments, adjusted annually for the Consumer Price Index. This addition is expected to result in a further increase of pension payments in years earned of approximately $15,000. This amount is now payable to Corinne F. Driver, spouse of Frank L. Driver III, deceased.

	COMPENSATION OF DIRECTORS

During 1996, each Director, with the exception of Frank L. Driver IV, was paid an annual retainer of $6,000, plus $600 per Board of Directors Meeting and $400 per Audit or Compensation Committee Meeting. In addition, each Director received 500 shares of Driver-Harris Company stock, valued at $8.25 per share for a total of $4,125 in 1996.

ADDITIONAL INFORMATION WITH RESPECT TO COMPENSATION
COMMITTEE 	INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

The Company has a Compensation Committee of its Board of Directors. Mr. David A. Driver, a member of the Committee is an uncle of Frank L. Driver IV, President and Chief Executive Officer.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Board's Compensation Committee reviews the compensation of the executive officers of the U.S. holding company annually.

The Company's salary policy is to pay a "competitive salary" plus an incentive bonus based on profit performance in relation to prior years and in relation to annual budget profit targets. Incentive bonuses were paid for 1995 in 1996 to Frank L. Driver IV and Lavinia Z. Emery.

The Compensation Committee may also take into consideration other factors including dedication to the job, external factors beyond the control of management, etc.

					Compensation Committee

  David A. Driver         H. L. Biggerstaff

CUMULATIVE TOTAL SHAREHOLDER RETURN FIVE-YEAR COMPARISON

The table below compares the yearly percentage change in the cumulative total shareholder return, on Driver-Harris (DRH) common stock, with that of the cumulative total return of The Russell 2000 Stock Index and a Selected Peer Group of companies, for a five-year measurement period beginning December 31, 1991 and ending on December 31, 1996.

			             1991	      1992       1993       1994        1995        1996
DRH			         100.00       78.85    113.46     78.84        90.38     135.58
Russell 2000   100.00      118.41    140.80    138.01       177.26     206.48
Industry Group	100.00      105.42    127.35    132.97       178.20     221.44

The table assumes $100 invested at the close of trading on December 31, 1991 in Driver-Harris Company (DRH) common stock, RUSSELL 2000 and the Value Line Metal Fabricating Industry group. (Cumulative total return assumes reinvestment of dividends.)

	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

David A. Driver, Chairman of the Company is the uncle of Frank L. Driver IV, President.

In 1994, the Company restructured its operations and among other things, became the owner of a fifty percent interest of HAI Holding Company Inc. and indirectly of Harrison Alloys Inc. (Harrison). In conjunction with this transaction, Messrs. F. L. Driver III and IV entered into consulting agreements with Harrison for a five-year period under which each would receive compensation of $25,000 per year.

	COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during 1996 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent shareholders were complied with.

	INDEPENDENT AUDITORS

The principal independent auditors of the Company for the year ended December 31, 1996 were Ernst & Young LLP, who will act in that capacity again in 1997. Services rendered by Ernst & Young LLP included an audit of the Company's consolidated financial statements and the report thereon, meetings with the Audit Committee and consultation in connection with various accounting and audit related matters.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

	STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

Proposals of stockholders intended to be presented at the 1998 Annual Meeting must be received by the Company on or before January 16, 1998 to be considered for inclusion in the Company's proxy statement and form of proxy relative to the meeting. Such proposals should be sent to Lavinia Z. Emery, Secretary, Driver-Harris Company, 308 Middlesex Street, Harrison,
New Jersey 07029.

	OTHER MATTERS

Management is not aware of any matters, other than those referred to above, that may come before the meeting. If any other matters are properly presented at the meeting for action, it is intended that the persons named in the proxies will have discretionary authority to vote on such matters.

Enclosed herewith is the 1996 Annual Report of the Company, including financial statements for the year ended December 31, 1996. The Annual Report does not form part of the material for solicitation of proxies.

The Company's 1996 annual report on Form 10-K, including financial statements and schedules thereto, but excluding exhibits, as filed with the Securities and Exchange Commission, may be obtained without charge by any stockholder upon written request to Lavinia Z. Emery, Secretary, Driver-Harris Company.

By Order of the Board of Directors

Harrison, New Jersey							 Lavinia Z. Emery
May  2, 1997						        		 	  Secretary

DRIVER-HARRIS COMPANY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
For Annual Meeting to be held on May 28, 1997 at 11:00 a.m.



The undersigned hereby appoints, Frank L. Driver IV and David A. Driver and each or either of them, attorneys with powers the undersigned would possess if personally present to vote all stock of the undersigned in Driver-Harris Company at the Annual Meeting of its stockholders, to be held May 28, 1997 and at any adjournment thereof:

(1)  For the election of four directors, namely:
     Messrs. Ralph T. Bartlett, H. L. Biggerstaff, David A. Driver and Frank L. Driver IV

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, BUT NOT ALL NOMINEES, PLACE A LINE THROUGH THE NOMINEE'S NAME.

(2)  And upon such other matters which may properly come before the meeting.


                           							_____________________________


Dated:______________________1997			_____________________________
                            							Please sign exactly as name appears
						                            	on record.  If joint account, each
							                            joint owner must sign.
 __
/_/    Kindly check this box if planning to attend the Annual Meeting